UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2025

a.k.a. Brands Holding Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40828	87-0970919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Montgomery Street, Suite 2270
San Francisco, California 94104
(Address of Principal Executive Offices, including Zip Code)
415-295-6085
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	AKA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement
The information set forth in Item 5.02 with respect to the CEO Employment Agreement and the CFO Employment Agreement (each as defined below) is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition
On January 13, 2025, a.k.a. Brands Holding Corp. (the “Company”) issued a press release providing preliminary information for the fourth quarter and full year ended December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Company’s financial closing procedures for the fourth quarter and year ended December 31, 2024, are not yet complete. The preliminary financial information presented are estimates based on information available to management as of the date of this filing, have not been reviewed or audited by the Company’s independent registered accounting firm, and are subject to change. It is possible that the final results may differ from the preliminary information provided, including differences due to the completion of the financial closing procedures and/or the annual audit process; changes in facts, circumstances and/or assumptions and/or developments in the interim. The preliminary financial information presented does not present all information necessary for a complete understanding of the Company’s results for the fourth quarter and year ended December 31, 2024 and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Items 2.02 and 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Ciaran Long as Chief Executive Officer
On January 7, 2025, the Board of Directors (the “Board”) of the Company appointed Ciaran Long, the Interim Chief Executive Officer of the Company and Chief Financial Officer of the Company (“Chief Financial Officer”), to the position of Chief Executive Officer of the Company and removed him from the position of Chief Financial Officer, in each case effective January 13, 2025.
Mr. Long, age 52, joined the Company in April 2021 as Chief Financial Officer. In March 2023, Mr. Long was appointed to serve as Interim Chief Executive Officer of the Company, in addition to Chief Financial Officer. Mr. Long is a strategic leader with over 20 years of experience developing and managing high performance, cross-functional teams geared toward driving organizational growth and change. Immediately prior to joining the Company, Mr. Long served as Chief Financial Officer of Samsclub.com, a multi-billion-dollar omnichannel business, and Vice President of Finance for Membership, Marketing and Supply Chain at Sam’s Club, a division of Walmart Inc., beginning in November 2017. During his seven-year tenure at Walmart, Mr. Long held numerous leadership positions within Walmart’s e-commerce divisions between September 2014 and April 2021, including Vice President of Finance for Merchandising and Vice President of Finance for Supply Chain, Customer Care and Payments. Mr. Long joined Walmart after co-founding CleanGrow, a developer of new sensor technology to measure key water quality parameters, and managed CleanGrow from April 2009 to August 2014. Mr. Long is a qualified Irish Chartered Accountant.
In connection with Mr. Long’s appointment, on January 13, 2025, a.k.a. Brands, Inc., an indirectly wholly-owned subsidiary of the Company, and Mr. Long entered into an employment agreement (the “CEO Employment Agreement”), which supersedes the employment agreement between Mr. Long and a.k.a. Brands, Inc. dated March 23, 2021. The CEO Employment Agreement has an initial term of four years, subject to automatic renewals for additional one-year periods.
Pursuant to the terms of the CEO Employment Agreement, Mr. Long is entitled to receive an annual base salary of $525,000. Mr. Long is eligible to receive an annual bonus under the Company’s bonus program, with a target bonus opportunity equal to 100% of Mr. Long’s annual base salary, subject to achievement of performance criteria determined by the Board or the Compensation Committee of the Board (the “Compensation Committee”) at its discretion. Mr. Long is entitled to participate in the employee and fringe benefit plans and programs that are generally available to the senior executive employees of the Company.
In the event of termination without cause (as defined in the CEO Employment Agreement), Mr. Long will be entitled to receive (i) his earned and unpaid base salary through the date of his termination, (ii) 12 months of continued base salary payments, (iii) any earned and unpaid annual bonus for which the applicable performance period has ended and (iv) reimbursement for COBRA premiums for himself and his dependents each month for a twelve-month period following his termination, in each case, provided that Mr. Long executes a general release of all claims against the Company.
The CEO Employment Agreement subjects Mr. Long to the following restrictive covenants: (i) perpetual confidentiality, (ii) assignment of intellectual property, (iii) non-competition during his employment, (iv) non‑disparagement during his employment (which non-disparagement covenant is mutual), (v) non-solicitation of the Company’s customers, suppliers, licensees, licensors and other business relations during his employment and (vi) non-solicitation of the Company’s employees and independent contractors during his employment and for a period of one year following termination of such employment.
The foregoing summary of the terms of the CEO Employment Agreement is qualified in its entirety by reference to the CEO Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
In connection with Mr. Long’s appointment, on January 7, 2025, the Board, upon the recommendation of the Compensation Committee, approved a grant, effective January 13, 2025, of a performance-based stock option (the “Option”) to Mr. Long under the a.k.a. Brands Holding Corp. 2021 Omnibus Incentive Plan, as amended (the “Plan”), representing a contingent right to purchase 100,000 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), at a specified price, upon vesting of the Option.
The Option is divided into four tranches (each, a “Tranche”), with each Tranche representing a portion of the Option covering the number shares of Common Stock and the per share exercise price, in each case, specified next to the applicable Tranche in the table below. Following the achievement of the applicable price per share goal with respect to the Tranche, as set forth in the table below, Mr. Long is eligible to exercise such Tranche until January 13, 2035, provided that, any right to exercise the Option shall cease upon Termination (as defined in the Form of Nonqualified Stock Option Agreement previously approved by the Board and attached hereto as Exhibit 10.2). Except as provided below, the applicable Tranche will vest on the first date on which the applicable price per share goal is achieved. If any price per share goal is achieved prior to January 13, 2026, the vesting date for the applicable Tranche(s) will be January 13, 2026. Each Tranche’s price per share goal will be considered achieved if the average closing price per share of Common Stock for a 20 consecutive trading‑day period equals or exceeds the price per share goal or, in the case of a Change in Control (as defined in the Plan), the price per share paid by the acquiror equals or exceeds the price per share goal.

Tranche	Number of Shares Subject to Each Tranche	Exercise Price Per Share of Stock	Price Per Share Goal
1	20,000	$20	$120
2	20,000	$60	$120
3	20,000	$120	$138
4	40,000	$180	$180
There are no arrangements or understandings between Mr. Long and any other person pursuant to which Mr. Long was appointed as Chief Executive Officer. Mr. Long does not have a family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”)) between Mr. Long and the Company.
Appointment of Kevin Grant as Chief Financial Officer
On January 7, 2025, the Board appointed Kevin Grant, the Vice President & Global Controller of the Company, to the position of Chief Financial Officer, effective January 13, 2025, to fill the vacancy created by Mr. Long’s removal as Chief Financial Officer.

Mr. Grant, age 44, joined as the Company’s Vice President & Global Controller in April 2021. From November 2019 until April 2021, Mr. Grant was the Group Controller for Walmart U.S. e-commerce brands, including Jet.com, Bonobos, Eloquii, Shoes.com, Modcloth and Moosejaw, where he led the accounting transformation and integration of e-commerce business acquired by Walmart. Prior to that, Mr. Grant held several other leadership positions within Walmart’s e-commerce divisions, including serving as the Controller of SamsClub.com; Head of Controllership M&A and Head of Technical Accounting. Prior to his time at Walmart, Mr. Grant spent 11 years, from December 2002 until December 2013, in Ernst & Young’s Assurance Practice, serving registrants and venture capital-backed private companies in the technology and digital media industries. Mr. Grant earned his B.B.A. from Pacific Lutheran University.
In connection with his appointment, on January 13, 2025, a.k.a. Brands, Inc. and Mr. Grant entered into an employment agreement (the “CFO Employment Agreement”). The CFO Employment Agreement has an initial term of four years, subject to automatic renewals for additional one-year periods.
Pursuant to the terms of the CFO Employment Agreement, Mr. Grant is entitled to receive an annual base salary of $370,000. Mr. Grant is eligible to receive an annual bonus under the Company’s bonus program, with a target bonus opportunity equal to 40% of Mr. Grant’s annual base salary, subject to achievement of performance criteria determined by the Board or the Compensation Committee at its discretion. Mr. Grant is entitled to participate in the employee and fringe benefit plans and programs that are generally available to the senior executive employees of the Company.
In the event of termination without cause (as defined in the CFO Employment Agreement), Mr. Grant will be entitled to receive (i) his earned and unpaid base salary through the date of his termination, (ii) an amount equal to six months’ of his then-current base salary, payable pro rata over the six-month period following his termination, (iii) any earned and unpaid annual bonus for which the applicable performance period has ended and (iv) reimbursement for COBRA premiums for himself and his dependents each month for a six-month period following his termination, in each case, provided that Mr. Grant executes a general release of all claims against the Company.
The CFO Employment Agreements subjects Mr. Grant to the following restrictive covenants: (i) perpetual confidentiality, (ii) assignment of intellectual property, (iii) non-competition during his employment, (iv) non‑disparagement during his employment (which non-disparagement covenant is mutual), (v) non-solicitation of the Company’s customers, suppliers, licensees, licensors and other business relations during his employment and (vi) non-solicitation of the Company’s employees and independent contractors during his employment and for a period of one year following termination of such employment.
The foregoing summary of the terms of the CFO Employment Agreement is qualified in its entirety by reference to the CFO Employment Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
In connection with Mr. Grant’s appointment, on January 7, 2025, the Board, upon the recommendation of the Compensation Committee, approved a grant, effective January 13, 2025, of a number of restricted stock units (“RSUs”) having a grant date fair value of $400,000 under the Plan. Subject to continued service on each applicable vesting date, the RSUs will vest as follows: (i) one-third of the RSUs will vest on January 13, 2026 and (ii) the remaining RSUs will vest pro rata in equal amounts each quarter beginning on April 13, 2026 until fully vested on January 13, 2028.
In connection with Mr. Grant’s appointment, the Company intends to enter into an indemnification agreement with Mr. Grant in the same form as the Company’s other executive officers have entered. The form of indemnification agreement is filed as Exhibit 10.3 to the Company’s Registration Statement on Form S‑1 (File No. 333‑259028), originally filed with the SEC on August 24, 2021.
There are no arrangements or understandings between Mr. Grant and any other person pursuant to which Mr. Grant was appointed as Chief Financial Officer. Mr. Grant does not have a family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC) between Mr. Grant and the Company.
New Form of RSU Award Agreement
In connection with the grant of RSUs to Mr. Grant, the Board approved a new form of Restricted Stock Award Agreement (the “Form of RSU Award Agreement”) to make certain revisions to clarify the dividend equivalent rights for awards with such rights.

The foregoing summary of the terms of the Form of RSU Award Agreement is qualified in its entirety by reference to the Form of RSU Award Agreement filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
The disclosure contained in Item 2.02 is incorporated herein by reference.
On January 13, 2025, the Company issued a press release relating to the appointment of Mr. Long and Mr. Grant as Chief Executive Officer and Chief Financial Officer, respectively. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Employment Agreement, dated January 13, 2025, by and between a.k.a. Brands, Inc. and Ciaran Long
10.2	Form of Incentive Stock Option (Incorporated by Reference to Exhibit 10.2 to the Company's Registration Statement on Form S-8 (File No. 333-259753) filed on September 23, 2021)
10.3	Employment Agreement, dated January 13, 2025, by and between a.k.a. Brands, Inc. and Kevin Grant
10.4	Form of Restricted Stock Unit Agreement
99.1	Press Release dated January 13, 2025
99.2	Press Release dated January 13, 2025
104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

a.k.a. Brands Holding Corp.

Date: January 13, 2025	By:	/s/ Ciaran Long
	Name:	Ciaran Long
	Title:	Chief Executive Officer